                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL

                              TO SURRENDER SHARES
                                OF COMMON STOCK
                                       OF

                            AMWAY ASIA PACIFIC LTD.

                              FOR $18.00 PER SHARE

                  TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK

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
                   BY MAIL:                                       BY HAND:
   FIRST CHICAGO TRUST COMPANY OF NEW YORK        FIRST CHICAGO TRUST COMPANY OF NEW YORK
              CORPORATE ACTIONS                C/O SECURITIES TRANSFER AND REPORTING SERVICES
                  SUITE 4660                                        INC.
                P.O. BOX 2569                             ATTN: CORPORATE ACTIONS
          JERSEY CITY, NJ 07303-2569                    100 WILLIAM STREET, GALLERIA
                                                             NEW YORK, NY 10038

                                    BY OVERNIGHT COURIER:
                           FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                CORPORATE ACTIONS, SUITE 4660
                                    525 WASHINGTON BLVD.
                                    JERSEY CITY, NJ 07310
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      FOR SHAREHOLDERS WITH A MAILING ADDRESS IN AUSTRALIA OR NEW ZEALAND:

     If the undersigned currently has a mailing address in Australia or New Zealand, he or she, in his or her sole discretion, may elect to surrender his or her previously outstanding shares of common stock, $0.01 par value per share, of Amway Asia Pacific Ltd., by delivering this Letter of Transmittal, the certificates representing such shares and other documents, if necessary, by overnight courier or mail to:

                          PERPETUAL REGISTRARS LIMITED
                                G.P.O. BOX 1736P
                              MELBOURNE, VIC 3001

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE PAYING AGENT.

     This Letter of Transmittal is to be completed, signed by each holder of the previously outstanding shares of common stock, $0.01 par value per share, of Amway Asia Pacific Ltd. represented by the certificates surrendered herewith for payment and mailed or delivered, together with all said certificates to the Paying Agent.

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
-------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF SHARES SURRENDERED
-------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                       SHARES SURRENDERED
           APPEAR(S) ON CERTIFICATE(S), IF ANY)                   (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL NUMBER
                                                                                            OF SHARES
                                                                  CERTIFICATE             REPRESENTED BY
                                                                   NUMBER(S)*            CERTIFICATE(S)*
                                                            ------------------------------------------------

                                                            ------------------------------------------------

                                                            ------------------------------------------------

                                                            ------------------------------------------------

                                                            ------------------------------------------------
                                                                     TOTAL
-------------------------------------------------------------------------------------------------------------
 * Need not be completed by holders surrendering by book-entry transfer.
-------------------------------------------------------------------------------------------------------------
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     In connection with the amalgamation of Amway Asia Pacific Ltd. and New AAP
Limited, with Amway Asia Pacific continuing as the amalgamated company (the
"Amalgamation"), pursuant to the Tender Offer and

Amalgamation Agreement (the "Agreement"), dated November 15, 1999, among Amway Asia Pacific Ltd., New AAP Limited and Apple Hold Co., Ltd., the undersigned surrenders to First Chicago Trust Company of New York (the "Paying Agent") or, for holders of certificates with a mailing address in Australia or New Zealand who, in their sole discretion, elect to submit their certificates to Perpetual Registrars Limited, the certificates described above (the "Certificates") formerly representing outstanding shares of common stock, $0.01 par value per share (the "Shares"), of Amway Asia Pacific, which Shares represent the right to receive in cash U.S.$18.00 per share, net to the shareholder (pre-tax) without interest (the "Amalgamation Consideration") (less the amount of any stock transfer, U.S. backup or other applicable withholding tax which may be deducted from such amount) on the terms and subject to the conditions of the Agreement. Holders of Certificates with a mailing address in Australia or New Zealand who, in their sole discretion, elect to surrender their Certificates to Perpetual Registrars Limited will receive an amount equal to the Amalgamation Consideration exchanged into Australian dollars converted at the exchange rate existing on the date of such payment. See Instruction 9. For purposes of this Letter of Transmittal, the term "Paying Agent" means Perpetual Registrars Limited for those holders who have a mailing address in Australia or New Zealand and choose to surrender their Certificates thereto.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the Certificates and that Amway Asia Pacific, the continuing company, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby acknowledges that delivery of the Certificates will be effected and risk of loss and title to such Certificates will pass only upon proper surrender thereof to a Paying Agent.

     The undersigned hereby irrevocably constitutes and appoints the applicable Paying Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the Certificates and any and all rights represented thereby with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Certificates, together with all accompanying evidences of transfer and authenticity, to Amway Asia Pacific, the continuing company, for cancellation upon receipt by such Paying Agent, as the agent of the undersigned, of the Amalgamation Consideration therefor. The authority herein conferred or agreed to be conferred will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and personal and legal representatives of the undersigned.

     The undersigned understands that surrender of the Certificates for payment of the Amalgamation Consideration will not be deemed to have occurred unless and until the applicable Paying Agent has received the Certificates and this Letter of Transmittal, properly completed and duly executed, together with all accompanying evidence of authority in form satisfactory to Amway Asia Pacific, the continuing company (which may delegate such power in whole or in part to such Paying Agent). All questions as to the validity, form and eligibility of any surrender of Certificates hereunder will be determined by Amway Asia Pacific, the continuing company, which determination shall be final and binding on all parties. The undersigned hereby agrees, upon request, to execute and deliver any additional documents deemed by its Paying Agent or Amway Asia Pacific, the continuing company, to be necessary or desirable in connection with the surrender of the Certificates.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check(s) for the amount to which the undersigned is entitled to the name(s) shown on the face of the Certificate(s) surrendered herewith. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any check to be issued to the registered holder(s) to the address of record as indicated above.

        ---------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the Amalgamation Consideration of Shares surrendered (less the amount of any U.S. backup or other applicable withholding tax which may be required to be withheld) is to be issued in the name of someone other than the undersigned.

   Issue Check to:

   Name
   --------------------------------------------------------
                                    (PLEASE PRINT)

   Address
   -----------------------------------------------------

        ---------------------------------------------------------------
                               (INCLUDE ZIP CODE)

        ---------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION NO.
                            OR SOCIAL SECURITY NO.)

        ---------------------------------------------------------------
        ---------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the Amalgamation Consideration of Shares surrendered (less the amount of any U.S. backup or other applicable withholding tax which may be required to be withheld) is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in the box entitled "Description of Shares Surrendered."

   Mail Check to:

   Name
   --------------------------------------------------------
                                    (PLEASE PRINT)

   Address
   -----------------------------------------------------

        ---------------------------------------------------------------
                               (INCLUDE ZIP CODE)

        ---------------------------------------------------------------

        ---------------------------------------------------------------
                                   SIGN HERE
                         (COMPLETE SUBSTITUTE FORM W-9)

   ---------------------------------------------------------------

   ---------------------------------------------------------------

                            SIGNATURE(S) OF OWNER(S)

   Name(s)
   ------------------------------------------------------

        ---------------------------------------------------------------
                                 (PLEASE PRINT)

        ---------------------------------------------------------------

   Capacity (full title)
   -------------------------------------------------------

   Address
   -------------------------------------------------------

        ---------------------------------------------------------------

        ---------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number: ___________________

   Dated __________________, 2000

   Taxpayer ID No. or Social Security No. _____________________

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
        ---------------------------------------------------------------
        ---------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)

   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

   Authorized Signature: ____________________________________________________

   Name: ____________________________________________________________________

   Title: ___________________________________________________________________

   Name of Firm: ____________________________________________________________

   Address: _________________________________________________________________

   Area Code and Telephone Number:

   ---------------------------------------------------------------

   Dated
   -------------------------------------------------- , 2000

        ---------------------------------------------------------------

--------------------------------------------------------------------------------

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

SUBSTITUTE                          Enter your identification number in the appropriate box.    Social Security Number OR
FORM W-9                            For most individuals, this is your Social Security Number.  Employer Identification Number
DEPARTMENT OF THE                   If you do not have a number, see How to Obtain a TIN in     --------------------------------
TREASURY, INTERNAL                  the enclosed Guidelines.
REVENUE SERVICE
PAYER'S REQUEST
FOR
TAXPAYER
IDENTIFICATION
NO.

                                   ---------------------------------------------------------------------------------------------
                                    NOTE: If the account is in more than one name, see the chart on page 1 of enclosed Guidelines for guidelines on which number to give the payer.
                                   ---------------------------------------------------------------------------------------------
                                    Certificate: Under penalties of perjury, I certify that:
                                                                                                For Payees Exempt From Backup
                                    (1) The number shown on this form is my correct Taxpayer    Withholding (see enclosed
                                        Identification Number (or I am waiting for a number to  Guidelines)
                                        be issued to me), and
                                    (2) I am not subject to backup withholding either because
                                        I have not been notified by the Internal Revenue Service
                                        ("IRS") that I am subject to backup withholding as a
                                        result of a failure to report all interest or
                                        dividends, or the IRS has notified me that I am no
                                        longer subject to backup withholding.
                                    SIGNATURE __________________________
                                    DATED ___________ , 2000
---------------------------------------------------------------------------------------------------------------------------------
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AGREEMENT. PLEASE
      REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
      IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                        INSTRUCTIONS TO LETTER OF TRANSMITTAL

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares) of the Shares surrendered herewith unless such holder(s) have completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are surrendered for the account of a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares. In accordance with Instructions set forth herein, the Certificate(s) together with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the applicable Paying Agent at one of its addresses set forth herein in order to make an effective delivery.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES IS AT THE OPTION AND RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE APPLICABLE PAYING AGENT. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY SUCH PAYING AGENT.

     3. Inadequate Space. If the space provided in the box captioned "Description of Shares Surrendered" is inadequate, the Certificates and/or the number of Shares evidenced by such Certificates should be listed on a separate signed schedule and attached hereto.

     4. Lost, Destroyed or Stolen Shares. If any Certificate(s) evidencing Shares has been lost, destroyed or stolen, the holder should promptly notify the applicable Paying Agent. The holder will then be instructed as to the steps that must be taken. This Letter of Transmittal and related documents cannot be processed until the procedures to address lost, destroyed or stolen Certificates have been followed.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the certificates evidencing the shares of Common Stock surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates without any change whatsoever.

     If any of the Certificates representing Shares surrendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Certificates representing Shares surrendered hereby are registered in different names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Certificates evidencing the Shares surrendered hereby, no endorsement of Certificates or separate stock powers are required unless payment of the Amalgamation Consideration (less the amount of any U.S. backup or other applicable withholding tax which may be required to be withheld) is to be made in the name of any person other than the registered holder(s). Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of Common Stock surrendered hereby, Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates evidencing such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Amway Asia Pacific, the continuing company, of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. Except as provided in this Instruction, Amway Asia Pacific, the continuing company, will pay any stock transfer taxes with respect to the surrender of any shares of Common Stock. If, however, payment of the Amalgamation Consideration (less the amount of any U.S. backup or other applicable withholding tax which may be required to be withheld) is to be made in the name of any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Amalgamation Consideration unless satisfactory evidence of the payment of such taxes, or exemption therefrom is submitted.

     7. Special Payment and Delivery Instructions. If the check for the Amalgamation Consideration of Shares purchased (less the amount of any U.S. backup or other applicable withholding tax which may be required to be withheld) is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. United States Federal Income Tax Withholding. Under U.S. federal income tax laws, the Paying Agent is required to withhold 31% of the amount of any payments made pursuant to the Agreement unless certain requirements are satisfied. In order to avoid such withholding, a holder of Shares must complete the Substitute Form W-9 set forth above and return it to the applicable Paying Agent, unless the holder is an "exempt recipient" (including, among others, all corporations and certain foreign individuals). In order to satisfy such Paying Agent that a foreign individual qualifies as an exempt recipient, such holder of Shares must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Paying Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If such Paying Agent is not provided with the correct taxpayer identification number and the holder is not an exempt recipient, the holder may be subject to both civil and criminal penalties, and payments that are made to such holder pursuant to the Amalgamation may be subject to backup withholding.

     Failure to complete the Substitute Form W-9 may require the Paying Agent to withhold 31% of the amount of any payments made pursuant to the Amalgamation. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     9. Australian or New Zealand Residents. Holders of Shares with a mailing address in Australia or New Zealand may surrender their Shares to Perpetual Registrars Limited, which in such case will act for Paying Agent for such holders. Upon surrender of his or her Certificates to Perpetual Registrars Limited, such holder will receive the Amalgamation Consideration in Australian dollars. Perpetual Registrars Limited will convert the Amalgamation Consideration into the equivalent dollar value in Australian dollars at the exchange rate existing on the date of payment to such holders.

     In the event holders of Shares with a mailing address in Australia or New Zealand elect not to surrender their Shares to Perpetual Registrars Limited, such Shares must be mailed or delivered to First Chicago Trust Company of New York at the addresses set forth in this Letter of Transmittal and in accordance herewith.

     10. Irregularities. All questions as to the Amalgamation Consideration, the deductions to be made from the Amalgamation Consideration, the form of documents, and the validity, eligibility and acceptance for payment of any surrender of Shares will be determined by Amway Asia Pacific, the continuing company, in its sole discretion, which determination shall be final and binding on all parties. Amway Asia Pacific, the continuing company, reserves the absolute right to reject any or all surrender of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Amway Asia Pacific's, the continuing company, counsel, be unlawful. Amway Asia Pacific, the continuing company, also reserves the absolute right to waive any defect or irregularity in the surrender of any particular Shares, and Amway Asia Pacific, the continuing company, interpretations of the terms of this Letter of Transmittal will be final and binding on all parties. No surrender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with surrender must be cured as Amway Asia Pacific, the continuing company, shall determine.

     11. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed in the U.S. to the Paying Agent at 1-800-726-9732. Additional copies of this Letter of Transmittal and other related materials may also be obtained from the Paying Agent.